UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026

EXYN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43296	47-2345934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Washington Avenue, Suite 1000 Philadelphia, Pennsylvania		19146
(Address of principal executive offices)		(Zip Code)

(215) 999-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EXYN	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $9.69	EXYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2026, Exyn Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC (“Lucid”), as representative of the underwriters named therein (the “Underwriters”), relating to the Company’s previously announced initial public offering (the “IPO”) of 2,500,000 units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (each, a “Warrant”), a form of which was previously filed as an exhibit to the Company’s registration statement on Form S-1, File No. 333-294453, as amended (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”). The Units were offered to the public at $7.75 per Unit, and the Underwriters purchased the Units from the Company at $7.13 per Unit, reflecting an underwriting discount of $0.62 per Unit. The Warrants are exercisable immediately upon issuance, expire five years after the initial issuance date and have an exercise price of $9.69 per share, subject to adjustment. The Company also granted the Underwriters a 30-day option to purchase up to an additional 375,000 shares of Common Stock and/or Warrants. On May 18, 2026, the Underwriters exercised their option to purchase an additional 375,000 Warrants at a purchase price of $0.01 per Warrant.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Registration Statement.

Also on May 14, 2026, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with Equiniti Trust Company, LLC (“Equiniti”), as warrant agent, in connection with the issuance, registration, transfer, exchange and exercise of the Warrants issued in the IPO, a form of which was previously filed as an exhibit to the Company’s Registration Statement filed with the Commission. Under the Warrant Agency Agreement, each Warrant entitles the registered holder to purchase one share of Common Stock at an exercise price of $9.69 per share, subject to adjustment, and the Warrants are exercisable for five years from the date of closing of the IPO.

The Warrant Agency Agreement provides that Warrants may be exercised by delivering a notice of exercise and paying the exercise price, or by cashless exercise if no effective registration statement or available prospectus covers the issuance of the shares underlying the Warrants. The Warrant Agency Agreement and form of Warrant provide for customary anti-dilution and other adjustment provisions.

This description of the Warrant Agency Agreement is qualified in its entirety by reference to the full text of the Warrant Agency Agreement attached hereto as Exhibit 4.1, which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On May 18, 2026, in connection with the closing of the IPO, the Company issued to Lucid (and/or its designees) warrants to purchase an aggregate of 71,875 shares of Common Stock (the “Representative’s Warrants”), a form of which was previously filed as an exhibit to the Registration Statement, at an exercise price of $9.69 per share, as underwriting compensation. The issuance of the Representative’s Warrants (and underlying shares of Common stock) are exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2026, in connection with the closing of the IPO, the Company’s amended and restated certificate of incorporation (the “Certificate”), as filed with the Secretary of State of the State of Delaware, and the Company’s amended and restated bylaws (the “Bylaws”) became effective. The Company’s board of directors and shareholders previously approved the Certificate and the Bylaws to be effective upon the closing of the IPO. The Certificate and the Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On May 18, 2026, the Company completed its IPO of 2,500,000 Units, with each Unit consisting of one share of Common Stock and a Warrant to purchase one share of Common Stock, at a price to the public of $7.75 per Unit. The gross proceeds to the Company from the IPO were approximately $19.4 million, before deducting underwriting discounts and commissions and offering expenses payable by the Company.

On May 14, 2026, the Company issued a press release announcing the pricing of the IPO and on May 18, 2026, the Company issued a press release announcing the closing of the IPO (together, the ”Press Releases”). The Press Releases are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated May 14, 2026, by and among the Registrant and Lucid Capital Markets, LLC, as representative of the several underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

4.1	Warrant Agency Agreement, dated May 14, 2026, by and between the Registrant and Equiniti Trust Company, LLC, as warrant agent.

99.1	Press Release, dated May 14, 2026, issued by the Registrant.

99.2	Press Release, dated May 18, 2026, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026	Exyn Technologies, Inc.

	By:	/s/ Brandon Torres Declet
Brandon Torres Declet